SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2011

Limited Brands, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-8344	31-1029810
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway, Columbus, OH		43230
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 415-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)
On May 17, 2011, Limited Brands, Inc. (the “Company”) announced that Diane Neal, Chief Executive Officer of Bath and Body Works will remain in her role as chief executive through summer and then transition into an advisory role with the Company.  In connection with the transition described above, Nick Cole will become the chief executive officer of Bath and Body Works.

Exhibit No.	Description
99.1	Press release dated May 17, 2011 announcing Bath and Body Works executive changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMITED BRANDS, INC. (Registrant)
Date:	May 19, 2011	By:	/s/ Douglas L. Williams
			Name:	Douglas L. Williams
			Title:	Senior Vice President and General Counsel